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                                       23


                                                                   Exhibit 10.09

              SECOND AMENDMENT TO AMENDED AND RESTATED MANAGEMENT
                         INFORMATION SERVICES AGREEMENT

THIS SECOND AMENDMENT dated as of October 1, 1998 ("Amendment") is entered into by and between AMCO Insurance Company ("AMCO"), ALLIED Group Information Systems, Inc. ("AGIS"), Nationwide Mutual Insurance Company ("Nationwide"), successor in interest to ALLIED Mutual Insurance Company, ALLIED Group, Inc. ("AGI"), ALLIED General Agency Company ("AGA"), ALLIED Group Life Financial Corporation ("ALFC"), ALLIED Life Insurance Company ("ALLIED Life"), ALLIED Life Brokerage Agency ("ALBA"), ALLIED Group Merchant Banking Corporation ("AGMBC"), ALLIED Group Insurance Marketing Company ("AGIMC"), The Freedom Group, Inc. ("TFG"), and Midwest Printing Services, Ltd. ("Midwest Printing") to amend the Amended and Restated Management Information Services Agreement entered into on January 24, 1997 ("Agreement") and the First Amendment to Amended and Restated Management Information Services Agreement entered into on the 24th day of February, 1997. AGIS, AGI, AGA, AGMC, AGLC, ALFC, ALLIED Life, ALBA, AGMBC, AGIMC, TFG, and Midwest printing shall be hereinafter referred to collectively as the "Companies."

     1.   This Amendment shall be effective as of October 1, 1998.
     2. Article VI of the Agreement is hereby amended by deleting all of the words in Article VI with the exception of the heading and replacing them with the following words:

                           "6.1 TERM AND TERMINATION. This Agreement shall be effective on March 1, 1996 and shall continue in effect through December 31, 2004, unless earlier terminated per the terms of Sections 6.2 and/or 6.3 of this Agreement as to one or more of the parties. This Agreement shall continue after December 31, 2004 unless, a party to this Agreement delivers to the other parties a written notice that such party intends to cease participation and terminate the Agreement as to it on or before December 31, 2004 or a specified date thereafter. The terminating party must give the other parties written notice of termination at least thirty (30) days prior to the proposed termination date.

                           6.2 CHANGE OF CONTROL OF ALFC. In the event of a Change of Control (as hereinafter defined in this section) of ALFC, Nationwide and AGI shall permit this Agreement to continue in effect, subject to the terms of Section 6.4. "Change of Control" for the purposes of this section shall mean an event whereby a person, group, or entity that is not affiliated with Nationwide or ALFC acquires the ownership of 50% or more of the voting stock of ALFC. A person, group or entity "affiliated" with Nationwide, or ALFC shall mean a person, group or entity that directly or indirectly through one or more intermediary controls, is controlled by, or is under common control with Nationwide or ALFC.
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                                       24



                           6.3 CHANGE OF CONTROL OF AGI. In the event of a Change of control of AGI (as hereinafter defined in this section) Nationwide and ALFC shall permit this Agreement to continue in effect, subject to the terms of Section 6.4. "Change of Control" for the purposes of this section shall mean an event whereby a person, group, or entity that is not affiliated with Nationwide, or AGI acquires 50% or more of the voting stock of AGI. A person, group or entity "affiliated" with Nationwide or AGI shall mean a person, group or entity that directly or indirectly through one or more intermediary controls, is controlled by, or is under common control with Nationwide or AGI.

                           6.4 TERMINATION OF PARTICIPATION. In the event of a Change of Control, as defined in section 6.2 and/or
                           6.3 of the Agreement, the acquired company's participation, and the company's subsidiaries' participation, in the Agreement shall be immediately terminated.

                           6.5 WAIVER. Any exercise of the options granted to Nationwide, AGI, or ALFC by the previous sections 6.2 or 6.3 of the Agreement, that have been deleted pursuant to the terms of this Amendment, shall be waived by Nationwide, AGI, and ALFC and shall be deemed null and void as if never made.

     3. Counterparts. This Amendment may be executed simultaneously in one or more counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first written above.

Nationwide Mutual Insurance Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Group, Inc.
By:  __________________________________
Print name:  __________________________
Title:  _______________________________


AMCO Insurance Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________
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                                       25



ALLIED General Agency Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Life Financial Corporation
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Group Mortgage Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Life Insurance Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Group Merchant Banking Corporation
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Group Insurance Marketing Company
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

ALLIED Group Information Systems, Inc.
By:  __________________________________
Print name:  __________________________
Title:  _______________________________



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                                       26



ALLIED Life Brokerage Agency, Inc.
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

Midwest Printing Services, Ltd.
By:  __________________________________
Print name:  __________________________
Title:  _______________________________

The Freedom Group, Inc.
By:  __________________________________
Print name:  __________________________
Title:  _______________________________